EXHIBIT 99.4

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-------------------------------------------
Tranche B-3A

                       Scen PXCALL
DM / Price
-------------------------------------------
                  250           104.0928
                  255           103.8464
                  260           103.6008
                  265           103.3559
                  270           103.1117
                  275           102.8682
                  280           102.6254
                  285           102.3833
                  290           102.1419
                  295           101.9012
                  300           101.6611
                  305           101.4218
                  310           101.1831
                  315           100.9451
                  320           100.7078
                  325           100.4712
                  330           100.2353
                  335           100.0000
                  340            99.7654
                  345            99.5315
                  350            99.2982
                  355            99.0656
                  360            98.8337
                  365            98.6024
                  370            98.3718
                  375            98.1418
                  380            97.9125
                  385            97.6838
                  390            97.4558
                  395            97.2285
                  400            97.0017
                  405            96.7757
                  410            96.5502
                  415            96.3255
                  420            96.1013
                  425            95.8778
                  430            95.6549
                  435            95.4327
                  440            95.2110
                  445            94.9900
                  450            94.7697
Average Life                        5.28
First Prin                     6/25/2007
Last Prin                      5/25/2012
Payment Window                        60
Mod Duration @ 350.00               4.60